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                               HSBC Investor Funds

                       HSBC INVESTOR LIMITED MATURITY FUND
                             HSBC INVESTOR BOND FUND
                    HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
                            HSBC INVESTOR GROWTH FUND
                      HSBC INVESTOR GROWTH AND INCOME FUND
                           HSBC INVESTOR MID-CAP FUND
                            HSBC OVERSEAS EQUITY FUND
                         HSBC INVESTOR OPPORTUNITY FUND
                            HSBC INVESTOR VALUE FUND

                         Supplement dated June 24, 2004
                      to the Prospectus dated March 1, 2004


Since April 1, 2004 each of the HSBC Investor Limited Maturity Fund, HSBC Investor Bond Fund, HSBC Investor New York Tax-Free Bond Fund, HSBC Investor Growth Fund, HSBC Investor Growth and Income Fund, HSBC Investor Mid-Cap Fund, HSBC Investor Overseas Equity Fund, HSBC Investor Opportunity Fund and HSBC Investor Value Fund (the "Funds") has charged a redemption/exchange fee of 2.00% of the total redemption amount if you sell or exchange your shares after holding them for less than 30 days subject to certain exceptions and limitations described in the Prospectus. The 2.00% redemption/exchange fee applies to all Share classes of each Fund, although the "Shareholder Transaction Expenses" section of the Fees and Expenses table for each Fund mistakenly indicated "None" as the amount of the Redemption/Exchange Fee for Class A Shares. To avoid any potential for investor confusion, that entry in the "Shareholder Transaction Expenses" section of the Fees and Expenses table for each Fund is hereby changed to read 2.00%.


INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE
REFERENCE.